SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of May 3, 1995 by and among SHAW INDUSTRIES, INC., a corporation organized under the laws of the State of Georgia (the "Borrower"), the Lenders appearing on the signature pages hereof (the "Lenders") and NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION, as Agent (the "Agent").

     WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Credit Agreement dated as of November 30, 1994, as amended by that certain First Amendment to Credit Agreement dated as of February 28, 1995, (as so amended, the "Credit Agreement"), pursuant to which the Lenders made certain financial accommodations available to the Borrower;

     WHEREAS, the Borrower has requested that the Lenders and the Agent amend the Credit Agreement on the terms and conditions set forth herein; and

     WHEREAS, the Lenders and the Agent are willing to so amend the Credit Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

     Section 1. Specific Amendment to Credit Agreement. The Credit Agreement is hereby amended by deleting Section 8.05 thereof in its entirety and substituting in lieu thereof the following:
     "Section 8.05. Restricted Payments. Declare or make, or permit any Subsidiary to declare or make, any Restricted Payment; provided however, that
(a) Subsidiaries may make or declare Restricted Payments to the Borrower and (b) the Borrower may make or declare Restricted Payments in cash, subject to the satisfaction of each of the following conditions on the date of such Restricted Payment after giving effect thereto: (i) no Default or Event of Default shall have occurred and be continuing; and (ii) the aggregate amount of Restricted Payments made or declared during the period commencing on January 1, 1994 (the "Relevant Date") through and including the last day of the fiscal quarter most recently ended prior to the date of such Restricted Payment shall not exceed 50% of the positive Consolidated Net Income (Loss), if any, of the Borrower and its Subsidiaries for such period (treated for these purposes as a single accounting period on a cumulative basis); provided, further, that redemptions by the Borrower of shares of capital stock of the Borrower that have been or may be made or declared on or after the Relevant Date up to an aggregate amount of $200,000,000 shall be excluded from the definition of the term 'Restricted Payment' when determining whether a given Restricted Payment is permitted by this Section 8.05."

     Section 2. Effectiveness of Amendment. This Second Amendment, and the amendment effected hereby, shall not be effective until the following conditions precedent to effectiveness shall be satisfied (or waived by the Requisite Lenders):

     (a) This Second Amendment shall be executed and delivered by the Borrower, the Agent and the Requisite Lenders; and

     (b) The Agent shall have received a certificate from the Senior Vice President of Finance of the Treasurer of the Borrower certifying that, after giving effect to the amendment contemplated hereby, no Default or Event of Default under the Credit Agreement exists.

Section 3. Reaffirmation of Representations and Warranties.

     (a) In order to induce the Agent and the Lenders to enter into this Second Amendment, the Borrower hereby reaffirms each of the representations and warranties of the Borrower contained in the Credit Agreement as of the date hereof except for either: (i) the occurrence of any event that would render such representations or warranties untrue, but that is expressly permitted by the terms of the Credit Agreement or which would not cause an Event of Default under the Credit Agreement or (ii) the occurrence of any event that would render such representations or warranties untrue but that previously has been disclosed in writing to the Lenders.

     (b) After giving effect to the amendment and the waiver set forth herein, the Borrower represents and warrants to the agent and the Lenders that no Default or Event of Default has occurred and is continuing under the Credit Agreement.

     (c) The execution, delivery and performance of this Second Amendment by the Borrower does not require the consent of any other Person under any document, instrument or agreement to which the Borrower is a party or under which the Borrower is bound.

     Section 4. References to the Credit Agreement. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Second Amendment, and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with Section 11.07 of the Credit Agreement.

     Section 5. Benefits. This Second Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     Section 6. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 7. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement shall remain in full force and effect without amendment or modification, express or implied.

     Section 8. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

     Section 9. Definitions. All capitalized terms which are used herein and not otherwise defined herein shall have the meanings given such terms as set forth in the Credit Agreement.

                                 (Signatures on Following Pages)

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed under seal by their duly authorized officers as of the date first above written.
                                            THE BORROWER:

                                            SHAW INDUSTRIES, INC.



                                         By: /s/ William C. Lusk, Jr.
                                                Title:  Senior Vice President



                                            THE AGENT:

                                         NATIONSBANK, N.A. (SOUTH), successor
                                           to NationsBank of Georgia, National
                                           Association, as Agent



                                         By: /s/  Jan Serafen
                                               Title:  Senior Vice President


                                   [Signatures Continued on Next Page]

            [Signature Page to Second Amendment to Credit Agreement dated as of May 3, 1995 with Shaw Industries, Inc.]


                                            THE LENDERS:

                                         NATIONSBANK, N.A. (SOUTH), successor
                                            to NationsBank of Georgia, National
                                            Association


                                         By: /s/ Jan Serafen
                                                Title: Senior Vice President

                                            SUNTRUST BANK, ATLANTA formerly
                                              known as Trust Company Bank




                                            By:  /s/
                                               Title:  Assistant Vice President


                                            By:  /s/ John K. Shoffner
                                               Title:  Group Vice President


                                            WACHOVIA BANK OF GEORGIA, N.A.


                                            By:  /s/ Stuart F. Bondurant
                                                        Title: Vice President

                                               OFFICER'S CERTIFICATE


     I, William C. Lusk, Jr., hereby certify that I am the duly elected and qualified Senior Vice President and Treasurer of Shaw Industries, Inc., a corporation organized under the laws of the State of Georgia (the "Company"). Pursuant to Section 2 of that certain Second Amendment to Credit Agreement dated as of May 3, 1995 (the "Amendment"; terms used herein and not defined herein have their respective defined meanings as set forth in the Credit Agreement) by and among the Company, the Lenders named therein (the "Lenders") and NationsBank, N.A. (South), successor to NationsBank of Georgia, National Association (the "Agent"), I hereby certify to the Agent and the Lenders that, after giving effect to the Amendment, no Default or Event of Default exists under the Credit Agreement.

     IN WITNESS WHEREOF, I have signed this Officer's Certificate as of this 3rd day of May, 1995.





                                           /s/  William C. Lusk, Jr.
                                           William C. Lusk, Jr.
                                           Senior Vice President and Treasurer

                   THIRD AMENDMENT TO CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of September 30, 1995 by and among SHAW INDUSTRIES, INC., a corporation organized under the laws of the State of Georgia (the "Borrower"), the Lenders appearing on the signature pages hereof (the "Lenders") and NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION, as Agent (the "Agent").

     WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Credit Agreement dated as of November 30, 1994, as amended by that certain First Amendment to Credit Agreement dated as of February 28, 1995, and as further amended by that certain Second Amendment to credit Agreement dated as of May 3, 1995 (as so amended, the "Credit Agreement"), pursuant to which the Lenders made certain financial accommodations available to the Borrower;

     WHEREAS, the Borrower has requested that the Lenders and the Agent amend the Credit Agreement on the terms and conditions set forth herein; and

     WHEREAS, the Lenders and the Agent are willing to so amend the Credit Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge by the parties, the parties hereto agree as follows: Section 1. Specific Amendment to Credit Agreement. The Credit Agreement is hereby amended by deleting subsection (a) of Section 8.01 thereof in its entirety and substituting in lieu thereof the following: "(a) EBIT to Interest Ratio. Permit, at the end of each fiscal quarter of the Borrower during the following periods, the Consolidated EBIT/Interest Ratio to be less than the applicable ratio set forth below corresponding to such period:


- - ------------------------------------------------ -----------------------------
                                                             Consolidated
                                                             EBIT/Interest
                    Period                                       Ratio
- - ------------------------------------------------ ----------------------------
- - ------------------------------------------------ -----------------------------
Effective Date through
June 30, 1995                                                4.00 to 1.00
- - ------------------------------------------------ ------------------------------
- - ------------------------------------------------ ------------------------------
July 1, 1995 through
December 31, 1995                                            3.40 to 1.00
- - ------------------------------------------------ -----------------------------
- - ------------------------------------------------ -----------------------------
January 1, 1996 and
thereafter                                                   4.00 to 1.00
- - ------------------------------------------------ -----------------------------

     Section 2. Effectiveness of Amendment. This Third Amendment, and the amendment effected hereby, shall not be effective until the following conditions precedent to effectiveness shall be satisfied (or waived by the Requisite Lenders): (a) this Third Amendment shall be executed and delivered by the Borrower, the Agent and the Requisite Lenders; and (b) the Agent shall have received a certificate from the Senior Vice President of Finance or the Treasurer of the Borrower certifying that, after giving effect to the amendment contemplated hereby, no Default or Event of Default under the Credit Agreement exists.

Section 3. Reaffirmation of Representations and Warranties.

     (a) In order to induce the Agent and the Lenders to enter into this Third Amendment, the Borrower hereby reaffirms each of the representations and warranties of the Borrower contained in the Credit agreement as of the date hereof except for either: (i) the occurrence of any event that would render such representations or warranties untrue, but that is expressly permitted by the terms of the Credit Agreement or which would not cause an Event of Default under the Credit Agreement or (ii) the occurrence of any event that would render such representations or warranties untrue but that previously has been disclosed in writing to the Lenders.

     (b) After giving effect to the Amendment and the waiver set forth herein, the Borrower represents and warrants to the Agent and the Lenders that no Default or Event of Default has occurred and is continuing under the Credit Agreement.

     (c) The execution, delivery and performance of this Third Amendment by the Borrower does not require the consent of any other person under any document, instrument or agreement to which the Borrower is a party or under which the borrower is bound.

     Section 4. References to the Credit Agreement. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the credit agreement, as amended by this Third Amendment, and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with Section 11.07 of the Credit Agreement.

     Section 5. Benefits. This Third Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     Section 6. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.


     Section 7. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement shall remain in full force and effect without amendment or modification, express or implied.

     Section 8. Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

     Section 9. Definitions. All capitalized terms which are used herein and not otherwise defined herein shall have the meanings given such terms as set forth in the Credit Agreement. IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed under seal by their duly authorized officers as of the date first above written.

                                                     THE BORROWER:

                                                     SHAW INDUSTRIES, INC.



                                              By:  /s/ William C. Lusk, Jr.
                                              Title:  Senior Vice President




                                              THE AGENT
                                              NATIONSBANK OF GEORGIA,
                                              NATIONAL ASSOCIATION, as Agent



                                     By:---------------------------------------
                                     Title:---------------------------------

                                        [Signatures Continued on Next Page]

     [Signature Page to Third Amendment to Credit Agreement dated as of September 30, 1995 with Shaw Industries, Inc.]

                                                     THE LENDERS:

                                                     NATIONSBANK OF GEORGIA,
                                                          NATIONAL ASSOCIATION



                                       By:------------------------------------
                                       Title:------------------------------


                                       SUNTRUST BANK, ATLANTA
                                       (f/k/a TRUST COMPANY BANK)


                                        By:------------------------------------
                                        Title:------------------------------



                                        By:------------------------------------
                                        Title:------------------------------

                                       WACHOVIA BANK OF GEORGIA, N.A.

                                       By:------------------------------------
                                       Title:------------------------------

                                               OFFICER'S CERTIFICATE


     I, William C. Lusk, Jr., hereby certify that I am the duly elected and qualified Senior Vice President and Treasurer of Shaw Industries, Inc., a corporation organized under the laws of the State of Georgia (the "Company"). Pursuant to Section 2 of that certain Third Amendment to Credit Agreement dated as of September 30, 1995 (the "Amendment"; terms used herein and not defined herein have their respective defined meanings as set forth in the Credit Agreement) by and among the Company, the Lenders named therein (the "Lenders") and NationsBank, N.A. (South), successor to NationsBank of Georgia, National Association (the "Agent"), I hereby certify to the Agent and the Lenders that, after giving effect to the Amendment, no Default or Event of Default exists under the Credit Agreement.

     IN WITNESS WHEREOF, I have signed this Officer's Certificate as of the 30th day of September, 1995.




                                            /s/  William C. Lusk, Jr.
                                            William C. Lusk, Jr.
                                            Senior Vice President and Treasurer

                              FOURTH AMENDMENT TO CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT dated as of December 30, 1995 by and among SHAW INDUSTRIES, INC., a corporation organized under the laws of the State of Georgia (the "Borrower"), the Lenders appearing on the signature pages hereof (the "Lenders") and NATIONSBANK, N.A. (SOUTH), successor to NationsBank of Georgia, National Association, as Agent (the "Agent").

     WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Credit Agreement dated as of November 30, 1994, as amended by that certain First Amendment to Credit Agreement dated as of February 28, 1995, as further amended by that certain Second Amendment to Credit Agreement dated as of May 3, 1995, and as further amended by that certain Third Amendment to Credit Agreement dated as of September 30, 1995 (as so amended, the "Credit Agreement"), pursuant to which the Lenders made certain financial accommodations available to the Borrower;

WHEREAS, the Borrower has requested that the Lenders and the Agent amend the Credit Agreement on the terms and conditions set forth herein; and

     WHEREAS, the Lenders and the Agent are willing to so amend the Credit Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

     Section 1. Specific Amendment to Credit Agreement. The Credit Agreement is hereby amended by deleting subsection (a) of Section 8.01 thereof in its entirety and substituting in lieu thereof the following:

     "(a) EBIT to Interest Ratio. Permit, as at the end of each fiscal quarter of the Borrower during the following periods, the Consolidated EBIT/Interest Ratio to be less than the applicable ratio set forth below corresponding to such period:

- - ---------------------------------------- ---------------------------------------
                                                       Consolidated
                                                      EBIT/Interest
                Period                                    Ratio
- - ---------------------------------------- ---------------------------------------
- - ---------------------------------------- ---------------------------------------
Effective Date through
June 30, 1995                                          4.00 to 1.00
- - ---------------------------------------- ---------------------------------------
- - ---------------------------------------- ---------------------------------------
July 1, 1995 through
September 30, 1995                                     3.40 to 1.00
- - ---------------------------------------- ---------------------------------------
- - ---------------------------------------- ---------------------------------------
October 1, 1995 and
thereafter                                             3.00 to 1.00
- - ---------------------------------------- ---------------------------------------

     Section 2. Effectiveness of Amendment. This Fourth Amendment, and the amendment effected hereby, shall not be effective until the following conditions precedent to effectiveness shall be satisfied (or waived by the Requisite Lenders):

     (a) This Fourth Amendment shall be executed and delivered by the Borrower, the Agent and the Requisite Lenders; and

     (b) The Agent shall have received a certificate from the Senior Vice President of Finance of the Treasurer of the Borrower certifying that, after giving effect to the amendment contemplated hereby, no Default or Event of Default under the Credit Agreement exists.

Section 3. Reaffirmation of Representations and Warranties.

     (a) In order to induce the Agent and the Lenders to enter into this Fourth Amendment, the Borrower hereby reaffirms each of the representations and warranties of the Borrower contained in the Credit Agreement as of the date hereof except for either: (i) the occurrence of any event that would render such representations or warranties untrue, but that is expressly permitted by the terms of the Credit Agreement or which would not cause an Event of Default under the Credit Agreement or (ii) the occurrence of any event that would render such representations or warranties untrue but that previously has been disclosed in writing to the Lenders.

     (b) After giving effect to the amendment and the waiver set forth herein, the Borrower represents and warrants to the agent and the Lenders that no Default or Event of Default has occurred and is continuing under the Credit Agreement.

     (c) The execution, delivery and performance of this Fourth Amendment by the Borrower does not require the consent of any other Person under any document, instrument or agreement to which the Borrower is a party or under which the Borrower is bound.

     Section 4. References to the Credit Agreement. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fourth Amendment, and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with Section 11.07 of the Credit Agreement.

     Section 5. Benefits. This Fourth Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     Section 6. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 7. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement shall remain in full force and effect without amendment or modification, express or implied.

     Section 8. Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

     Section 9. Definitions. All capitalized terms which are used herein and not otherwise defined herein shall have the meanings given such terms as set forth in the Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Credit Agreement to be executed under seal by their duly authorized officers as of the date first above written.

                                            THE BORROWER:

                                            SHAW INDUSTRIES, INC.



                                            By: /s/ William C. Lusk, Jr.
                                                   Title:  Senior Vice President



                                            THE AGENT:

                                          NATIONSBANK, N.A. (SOUTH), successor
                                            to NationsBank of Georgia, National
                                            Association, as Agent



                                            By: /s/  Kathryn W. Robinson
                                                  Title:  Senior Vice President


                                      [Signatures Continued on Next Page]

            [Signature Page to Fourth Amendment to Credit Agreement dated as of December 30, 1995 with Shaw Industries, Inc.]


                                            THE LENDERS:

                                            NATIONSBANK, N.A. (SOUTH), successor
                                            to NationsBank of Georgia, National
                                            Association


                                            By: /s/ Kathryn W. Robinson
                                                   Title: Senior Vice President

                                            SUNTRUST BANK, ATLANTA formerly
                                              known as Trust Company Bank




                                            By:  /s/ David W. Penter
                                                  Title:  Vice President


                                            By:  /s/ Brad J. Staples
                                                  Title:  Bank Officer


                                            WACHOVIA BANK OF GEORGIA, N.A.


                                            By:  /s/ Stuart F. Bondurant
                                            Title: Vice President

                                                         OFFICER'S CERTIFICATE


     I, William C. Lusk, Jr., hereby certify that I am the duly elected and qualified Senior Vice President and Treasurer of Shaw Industries, Inc., a corporation organized under the laws of the State of Georgia (the "Company"). Pursuant to Section 2 of that certain Fourth Amendment to Credit Agreement dated as of December 31, 1995 (the "Amendment"; terms used herein and not defined herein have their respective defined meanings as set forth in the Credit Agreement) by and among the Company, the Lenders named therein (the "Lenders") and NationsBank, N.A. (South), successor to NationsBank of Georgia, National Association (the "Agent"), I hereby certify to the Agent and the Lenders that, after giving effect to the Amendment, no Default or Event of Default exists under the Credit Agreement.

     IN WITNESS WHEREOF, I have signed this Officer's Certificate as of the 7th day of March, 1996.




                                            /s/  William C. Lusk, Jr.
                                            William C. Lusk, Jr.
                                            Senior Vice President and Treasurer